Accounts Receivable, Net - Schedule of Analysis of Allowance for Doubtful Accounts (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
Receivables [Abstract]
Beginning balance	¥ 161,022	$ 22,061	¥ 185,755	¥ 177,563
Additions charged to current expected credit loss	40,059	5,488	20,557	20,602
Reversal	(4,262)	(585)	(42,660)	(12,303)
Write off			(2,630)	(107)
Ending balance	¥ 196,819	$ 26,964	¥ 161,022	¥ 185,755